                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement           / / Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        PENNSYLVANIA ENTERPRISES, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               May 23, 1996



EDGAR



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

                  Re:  Pennsylvania Enterprises, Inc. --
                       Definitive Annual Meeting Proxy Material

         On behalf of Pennsylvania Enterprises, Inc. (the "Company") and pursuant to Rule 14a-6(c) promulgated under the Securities Exchange Act of 1934, as amended, in connection with the Company's 1996 Annual Meeting of Shareholders scheduled to be held on June 26, 1996, please find for filing, by electronic mail:

         (i) A definitive copy of the Company's 1996 Annual Meeting Proxy Statement (including the Notice of Meeting) and form of proxy, which will be released on May 24 to the Company's shareholders,

         (ii) Definitive copies of our letter which will be sent on May 29 to certain participants in the Company's Employees' Savings Plan (401(k)),

         (iii) A definitive copy of a reminder notice which is to be sent to all employees of the Company on June 7.

         A filing fee of $125 required by Rule 14a-6(j) under the Act was wired to the SEC's account at Mellon Bank on Friday, May 17, 1996.

         Pursuant to Rule 14a-3(c) under the Act, seven information copies of the Company's 1995 Annual Report to Shareholders (the "1995 Annual Report"), which was previously distributed to the Company's shareholders are being sent to the SEC Operations Center, 6432 General Green Way, Alexandria, Virginia. Also being sent to this location are printed copies of the previously mentioned materials (items i, ii, and iii).

Securities and Exchange Commission    -2-                          May 23, 1996

         One set of the previously referenced materials is also being provided to H. Roger Schwall, the SEC Branch Chief with responsibility for matters pertaining to the Company.

         Under separate cover, five definitive copies of the Company's 1996 Annual Meeting proxy materials and five copies of the 1995 Annual Report are concurrently being filed with the New York Stock Exchange.

                                            Sincerely yours,

                                              /s/ Thomas J. Ward
                                           ------------------------
                                                  Thomas J. Ward
                                                  Vice President,
                                             Administrative Services,
                                                  and Secretary


jmm


Enclosures

[PEI LOGO]                                           WILKES-BARRE CENTER, 39 PUBLIC SQUARE
                                                     WILKES-BARRE, PENNSYLVANIA 18711-0601
                                                     TELEPHONE: (717) 829-8843

                                                                    May 24, 1996

Dear Fellow Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of the Company.

     The meeting will be held at the Community Arts Center, 220 West Fourth Street, Williamsport, Pennsylvania, beginning at 10:00 a.m., on Wednesday, June 26, 1996. Directions to the meeting site and a map are included with this letter. A report on the operations of the Company during 1995 and its plans for 1996 will be presented at the Annual Meeting. In this regard, we will discuss the changes that are taking place at our principal subsidiary. Pennsylvania Gas and Water Company has changed its name to PG Energy. This reflects the sale of its water operations and its focus on becoming a leading edge provider of energy and energy-related products and services. In addition, directors, officers, and other key employees will be present to respond to your questions.

     Your vote is important. Whether or not you expect to attend the Annual Meeting, please sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope which requires no postage if mailed in the United States.

Sincerely,

/s/ DEAN T. CASADAY                              /s/ KENNETH L. POLLOCK
- - -----------------------                          -----------------------
Dean T. Casaday                                  Kenneth L. Pollock
President and                                    Chairman of the Board
Chief Executive Officer

      DIRECTIONS TO THE COMMUNITY ARTS CENTER, WILLIAMSPORT, PENNSYLVANIA

                                     [MAP]

FROM INTERSTATE 80 OR SOUTH: Get off I-80 at Exit 30 and take Route 15 North to Williamsport. After crossing the Susquehanna River Bridge into Williamsport, you will be on Market Street. Take Market Street to the second traffic light and turn left onto Fourth Street. Take Fourth Street to the third traffic light, Turn right onto Hepburn Street and proceed approximately 1 1/2 blocks to the Hepburn Plaza Parking lot on the left. Please park in spaces designated with yellow circles. Bring your parking ticket for validation and proceed to the Community Arts Center at 220 West Fourth Street.

FROM THE NORTH OR WEST: From Route 180 East, get off at the Hepburn Street Exit (also listed as 15 South or Lewisburg Exit). Continue straight through the second light at West Fourth Street and then go 1 1/2 blocks to the Hepburn Plaza Parking lot which is on the left. Please park in spaces designated with yellow circles. Bring your parking ticket for validation and proceed to the Community Arts Center at 220 West Fourth Street.

FROM WILKES-BARRE: Take Route 308 North to Route 416 to Route 118 Hughesville. At the traffic light in Hughesville, turn right and go a few blocks to Route 220 South. Turn left on Route 220 and drive approximately 4 miles to the Route 180 West entrance ramp on the right. Take Route 180 to the Route 15 South/Lewisburg/Basin Street Exit (approximately 10 miles). Turn right at the stop sign onto Basin Street. At the stop light, proceed straight on Basin Street to the stop sign. Turn left onto Fourth Street and go to the fifth traffic light. Turn right onto Hepburn Street and proceed approximately 1 1/2 blocks to the Hepburn Plaza Parking lot on the left. Please park in spaces designated with yellow circles. Bring your parking ticket for validation and proceed to the Community Arts Center at 220 West Fourth Street.

LOGO                                      WILKES-BARRE CENTER, 39 PUBLIC SQUARE
                                          WILKES-BARRE, PENNSYLVANIA 18711-0601
                                          TELEPHONE: (717) 829-8843

- - --------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Pennsylvania Enterprises, Inc. (the "Company") will be held at the Community Arts Center, 220 West Fourth Street, Williamsport, Pennsylvania, on Wednesday, June 26, 1996, at 10:00 a.m. for the following purposes:

     (1) To elect eleven directors of the Company; and

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 17, 1996, as the record date for the determination of holders of the Company's Common Stock entitled to notice of and to vote at the meeting.

     If you plan to attend the meeting and are a shareholder of record, please mark your proxy card in the appropriate space. An admission ticket will be mailed to you prior to the meeting date. However, if your shares are not registered in your own name, please advise the shareholder of record (your bank, broker, etc.) that you wish to attend. That firm will provide you with evidence of your ownership which will enable you to gain admittance to the meeting.

     Whether you plan to attend the meeting or not, please sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope. No postage is required if mailed in the United States.

                        By order of the Board of Directors,

                                    Thomas J. Ward
                                    Vice President of Administrative Services
Wilkes-Barre, Pennsylvania          and Secretary
May 24, 1996
- - --------------------------------------------------------------------------------

                                   IMPORTANT

     PENNSYLVANIA LAW REQUIRES THAT THE HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING COMMON STOCK BE PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING IN ORDER TO CONSTITUTE A QUORUM. SHAREHOLDERS CAN HELP AVOID THE NECESSITY AND EXPENSE OF FOLLOW-UP LETTERS TO ASSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING BY PROMPTLY RETURNING THE ENCLOSED PROXY. BROKER NON-VOTES, ABSTENTIONS, AND WITHHOLD AUTHORITY VOTES ALL COUNT FOR THE PURPOSE OF DETERMINING A QUORUM. IN THE ABSENCE OF A QUORUM, THE ANNUAL MEETING WILL BE ADJOURNED UNTIL A TIME ANNOUNCED AT SUCH MEETING. AT THE ADJOURNED MEETING, THE SHAREHOLDERS IN ATTENDANCE, ALTHOUGH LESS THAN A QUORUM, WILL NEVERTHELESS CONSTITUTE A QUORUM TO ELECT DIRECTORS AND, IF THE ADJOURNMENT HAS BEEN AT LEAST FIFTEEN DAYS, TO ACT ON ALL OTHER MATTERS INCLUDED IN THIS PROXY STATEMENT.

                                                             MAILING DATE
                                                             MAY 24, 1996

[PEI LOGO]                                           WILKES-BARRE CENTER, 39 PUBLIC SQUARE
                                                     WILKES-BARRE, PENNSYLVANIA 18711-0601
                                                     TELEPHONE: (717) 829-8843

                                PROXY STATEMENT

          FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 26, 1996

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Pennsylvania Enterprises, Inc., (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company and any adjournment or adjournments thereof to be held at the Community Arts Center, 220 West Fourth Street, Williamsport, Pennsylvania, on Wednesday, June 26, 1996, at 10:00 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors has fixed the close of business on May 17, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     Pennsylvania law provides that a proxy, unless coupled with an interest (for example, a vote pooling or similar arrangement among shareholders; or between the Company and shareholders; or an unrevoked proxy in favor of an existing or potential creditor of a shareholder), is revocable at will by a shareholder, notwithstanding any other agreement or any provision in the proxy to the contrary. A shareholder may revoke a proxy by giving written notice of revocation to the Secretary of the Company at any time before the proxy is voted. Such revocation shall be effective upon receipt of the written notice by the Secretary of the Company.

                            COMMON STOCK OUTSTANDING

     Common Stock, of which there were 4,915,712 shares outstanding and entitled to vote on May 17, 1996, constitutes the only class of securities of the Company entitled to vote at the meeting. The Company does not know of any person who is the beneficial owner of more than 5% of the outstanding Common Stock of the Company, other than Mr. Kenneth L. Pollock, Chairman of the

Company, who beneficially owns 5.6% of the Company's Common Stock as described in the Security Ownership of Management section of this Proxy Statement.

                                 ANNUAL REPORT

     A copy of the annual report of the Company for the year 1995 was previously mailed to shareholders.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING

ELECTION OF DIRECTORS

     At the meeting, eleven directors are to be elected to hold office for the term of one year and until their successors have been elected and qualified. Unless a contrary indication is specified, it is the intention of the persons named as proxies to vote the shares represented by the proxy for the election of the nominees listed herein as directors of the Company. Each of the nominees for election as a director was elected as a director of the Company at the 1995 Annual Meeting of Shareholders, except for Messrs. Paul R. Freeman, John D. McCarthy, Jr., and Richard A. Rose, Jr., who were elected by the Board of Directors at a meeting held on November 10, 1995. In the event that any of the nominees should become unavailable for any reason, which is not anticipated, the Board of Directors, in its discretion, may, unless it shall have provided for a lesser number of directors, designate a substitute nominee, in which event, pursuant to the accompanying proxy, votes will be cast for such substitute nominee.

NOMINEES FOR ELECTION AS DIRECTORS

     The following information is furnished with respect to each person nominated by the Board of Directors for election as a director: principal occupations or employment, age, principal directorships, other affiliations, Board Committee(s) on which each serves, the period of service as a director of PG Energy Inc. ("PG Energy"), formerly Pennsylvania Gas and Water Company, and the Company and the number of shares of Common Stock of the Company which each nominee has advised the Company was beneficially owned directly or indirectly by him as of May 17, 1996.

NOMINEES FOR ELECTION AS DIRECTORS

        NAME
FIRST BECAME DIRECTOR
    COMMON SHARES
 BENEFICIALLY OWNED*                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
- - ---------------------   ----------------------------------------------------------------------
                        Chairman of the Board of Directors of the Company and PG Energy since
       [PHOTO]          June, 1987; President and Chief Executive Officer of the Company and
 KENNETH L. POLLOCK     PG Energy from March, 1991, to August, 1991; Director and sole
      July 1972         stockholder, Susquehanna Coal Company and Ken L. Pollock, Inc.,
   275,989 Shares       Nanticoke, PA, since prior to 1990. General Partner and Board Member,
                        Pittsburgh Pirates Baseball, Inc., since February 1996; Pennsylvania
                        State University National Development Council and Campaign for the
                        Library Committee; former board member of United Penn Bank, King's
                        College, Mercy Hospital, and the Mill Memorial Library. Age 75.
                        Chairman of the Executive Committee.




                        President and Chief Executive Officer of the Company and PG Energy
       [PHOTO]          since September 1, 1991; Vice President of Engineering and Operations
   DEAN T. CASADAY      of the Company and PG Energy in 1978, and Vice President of Corporate
   September 1991       Development of PG Energy from 1972 to 1978 and of the Company from
    19,287 Shares       1974 to 1978; Vice President of National Fuel Gas Supply Corporation
                        from 1989 to August, 1991; Chairman, President and Chief Executive
                        Officer of Carnegie Natural Gas Company and Apollo Gas Company, both of which are subsidiaries of USX Corporation, from 1978 to 1989;
                        Chairman of the Pennsylvania Gas Association; Director, Greater
                        Wilkes-Barre Partnership; Corporate Advisory Board, Pennsylvania
                        College of Technology. Age 64.

- - ---------------
*See page 9, Security Ownership of Management, for complete listing and explanatory notes relating to the security ownership of directors and officers of the Company.

        NAME
FIRST BECAME DIRECTOR
    COMMON SHARES
 BENEFICIALLY OWNED*                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
- - ---------------------   ----------------------------------------------------------------------
                        Vice Chairman of the Board of Directors of the Company and PG Energy
       [PHOTO]          since March, 1991; Chairman of the Board of the Commonwealth Bank
  WILLIAM D. DAVIS      Division of Meridian Bank, Williamsport, PA, from September, 1993 to
      June 1981         December 31, 1995; Director, Meridian Bancorp, Inc., and Meridian
    4,271 Shares        Bank, Reading, PA, from September, 1993, to April, 1996; Chairman of the Board and Chief Executive Officer of Commonwealth Bancshares
                        Corporation, Williamsport, PA, from April, 1987 to June, 1993;
                        Director Corestates Bank, N.A., since April, 1996; Director of the
                        National Association of Corporate Directors; Director, Lycoming
                        Foundation; past Director and President of Industrial Properties
                        Corporation; Director, Pennsylvania Economy League; Director and
                        Treasurer, Pennsylvania College of Technology; past Director and
                        Chairman, Williamsport/Lycoming Chamber of Commerce; and Director,
                        Williamsport/Lycoming Foundation. Age 65. Member of Executive
                        Committee, Chairman of Audit Committee and member of the Compensation and Stock Option Committees.




                        Controller of HUD, Inc., trading as Emerald Anthracite II, Nanticoke,
       [PHOTO]          PA, since 1988. Previously held positions with Northeastern Bank,
   PAUL R. FREEMAN      United Penn Bank, Barnett Banks, and Marine Midland Bank. Age 48.
    November 1995       Member of the Audit Committee and the Investment Committee of the
    1,000 Shares        Employees' Retirement Plan.

- - ---------------
*See page 9, Security Ownership of Management, for complete listing and explanatory notes relating to the security ownership of directors and officers of the Company.

        NAME
FIRST BECAME DIRECTOR
    COMMON SHARES
 BENEFICIALLY OWNED*                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
- - ---------------------   ----------------------------------------------------------------------
                        Chairman of the Board of Directors of the Company and PG Energy from
      [PHOTO]           June, 1986, to June, 1987; Chairman of the Board, Parodi Industries,
  ROBERT J. KEATING     Inc., Scranton, PA, from January, 1985, to February, 1994. Age 77.
      June 1974         Member of Executive Committee and Investment Committee of the
    6,720 Shares        Employees' Retirement Plan.




                        President of McCarthy Tire Service Company, Wilkes-Barre, PA, since
      [PHOTO]           1968; President of McCarthy Realty, Inc., since 1988; Director and
  JOHN D. MCCARTHY      Chairman, Wyoming Valley Health Care Systems, Inc.; Director of
     March 1991         Pennsylvania- American Water Company. Age 60. Chairman of Compensation
    2,550 Shares        and Stock Option Committees, Chairman of the Investment Committee of
                        the Employees' Retirement Plan, and member of Executive Committee.

- - ---------------
*See page 9, Security Ownership of Management, for complete listing and explanatory notes relating to the security ownership of directors and officers of the Company.

        NAME
FIRST BECAME DIRECTOR
    COMMON SHARES
 BENEFICIALLY OWNED*                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
- - ---------------------   ----------------------------------------------------------------------
                        Vice President of McCarthy Tire Service Company, Wilkes-Barre, PA,
       [PHOTO]          since 1989 and Vice President of McCarthy Realty, Inc. since 1988.
JOHN D. MCCARTHY, JR.   President of McCarthy Tire Service Company of Allentown, Reading and
    November 1995       Lancaster since 1992. Member and Chairman of the Board of Directors of
    1,600 Shares        the Wyoming Valley Catholic Youth Center; member of the Michelin Tire
                        Corporation Dealer Council and Continental/General Tire Dealer
                        Council. Age 31. Member of the Audit Committee.




                        Vice President of HUD, Inc., trading as Emerald Anthracite II, and
       [PHOTO]          Vice President of Susquehanna Coal Company and Susquehanna Mt. Carmel,
 KENNETH M. POLLOCK     Inc., Nanticoke, PA, since prior to 1987; Director of Commonwealth
    October 1993        Bank East, a division of Corestates Bank, N.A.; Director of F. M.
   117,487 Shares       Kirby Center for the Performing Arts. Age 38. Member of Audit and
                        Planning Committees.

- - ---------------
*See page 9, Security Ownership of Management, for complete listing and explanatory notes relating to the security ownership of directors and officers of the Company.

        NAME
FIRST BECAME DIRECTOR
    COMMON SHARES
 BENEFICIALLY OWNED*                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
- - ---------------------   ----------------------------------------------------------------------
                        President of Petroleum Sales Company, Inc., Wilkes-Barre, PA, since
       [PHOTO]          1992 and Vice President of Petroleum Service Company, Inc. since 1987.
RICHARD A. ROSE, JR.    Director of the Black Horse Foundation, Inc., Mountain Productions,
    November 1995       Inc., Mountain Productions Services, Inc., and Rock USA, Inc. Age 35.
    9,627 Shares        Member of the Planning Committee and the Compensation and Stock Option
                        Committees.




                        Independent financial consultant since prior to 1988; Chairman,
       [PHOTO]          Priestgate, Limited, since 1991; former President and Chief Executive
    JAMES A. ROSS       Officer and Director, Sprague & Henwood, Inc., Scranton, PA; Director,
      May 1978          Scranton Industrial Development Company; Director, Lackawanna
    3,050 Shares        Industrial Development Enterprise. Age 59. Chairman of the Planning
                        Committee and member of the Investment Committee of the Employees'
                        Retirement Plan.

- - ---------------
*See page 9, Security Ownership of Management, for complete listing and explanatory notes relating to the security ownership of directors and officers of the Company.

        NAME
FIRST BECAME DIRECTOR
    COMMON SHARES
 BENEFICIALLY OWNED*                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
- - ---------------------   ----------------------------------------------------------------------
                        President and Chief Executive Officer of Petroleum Service Company,
       [PHOTO]          Inc., Wilkes-Barre, PA, since 1980; Chairman of the Board of Directors
   RONALD W. SIMMS      since 1994, and Chief Executive Officer since 1984, of Mountain
     March 1991         Productions, Inc.; Chairman of the Board of Directors of First
   120,000 Shares       Heritage Bank, since March, 1994; Director of Pennsylvania-American
                        Water Company; past Chairman of the Wilkes-Barre Chamber of Commerce.
                        Age 56. Member of the Executive, Audit, Planning, Compensation and
                        Stock Option Committees, and the Investment Committee of the
                        Employees' Retirement Plan.

- - ---------------
*See page 9, Security Ownership of Management, for complete listing and explanatory notes relating to the security ownership of directors and officers of the Company.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of the Company's Common Stock, beneficially owned, directly or indirectly, as of May 17, 1996, by individual directors, each of the officers named in the Summary Compensation Table, and all directors and officers as a group, who held such positions as of May 17, 1996. None of such persons beneficially owned more than 1% of the Company's Common Stock, except for Mr. Kenneth L. Pollock, who beneficially owned 5.6% of the Company's Common Stock, Mr. Kenneth M. Pollock, who beneficially owned 2.4% of the Company's Common Stock, or 5.6% in the aggregate for both of them on an unduplicated basis, and Mr. Ronald W. Simms who beneficially owned 2.4% of the Company's Common Stock. See notes (4), (5), and
(6) to the table below. All directors and officers as a group beneficially owned 10.1% of the Company's Common Stock. Unless otherwise specified, shares are beneficially owned by the director or officer or jointly with a spouse. None of such persons owned any of PG Energy's preferred stock.

                                                          AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                       -----------------------------------------------
                                                         SHARES               OPTIONS
                                                       OTHER THAN           EXERCISABLE        TOTAL
                                                         OPTION               WITHIN         BENEFICIAL
    TITLE OF CLASS          NAME OF BENEFICIAL OWNER     SHARES             60 DAYS(1)       OWNERSHIP
- - -----------------------     ------------------------   -----------          -----------      ---------
Common                      Dean T. Casaday               10,287                9,000          19,287
                            William D. Davis               4,271                   --           4,271
                            Paul R. Freeman                1,000                   --           1,000
                            Robert J. Keating              6,720(2)                --           6,720
                            John D. McCarthy               2,550(3)                --           2,550
                            John D. McCarthy, Jr.          1,600(3)                --           1,600
                            Kenneth L. Pollock           275,989(4)(5)             --(1)      275,989
                            Kenneth M. Pollock           117,487(5)(6)             --         117,487
                            Richard A. Rose, Jr.           9,627(7)                --           9,627
                            James A. Ross                  3,050(8)                --           3,050
                            Ronald W. Simms              120,000(9)                --         120,000
                            Thomas F. Karam               24,191(10)               --(1)       24,191
                            John F. Kell, Jr.              4,293                3,500           7,793

                            All directors and
                            officers as a group (20
                            persons)                     471,355(11)(12)       25,300(1)      496,655

- - ------------------

 (1) Shares that could be purchased under the 1992 Stock Option Plan. Does not include options to purchase shares of common stock granted on April 15, 1996, in the amount of 25,000 to Mr. Kenneth L. Pollock and 25,000 to Mr. Thomas F. Karam which are not exercisable until April 15, 1997.

 (2) Includes 600 shares of Common Stock owned by Mr. Keating's wife. Includes 2,000 shares that Mr. Keating beneficially owns through Lakeside Drive Assoc., Inc.

 (3) Includes 1,000 shares held by McCarthy Realty, Inc. in which both John D. McCarthy and John D. McCarthy, Jr. each have a beneficial interest. These shares are reported in the total shares for each of them, but are reported one time, on an unduplicated basis, in the total shares owned by all directors and officers as a group.

 (4) Includes 8,578 shares that Mr. Pollock owns jointly with his wife, 86,900 shares jointly with his son, Kenneth M. Pollock, 7,400 shares jointly with his daughter, 24,144 shares jointly with his son and daughter, and 8,542 as custodian for his grandchildren, 6,243 of which are for the children of Kenneth M. Pollock. Includes 108,400 shares held by several corporations in which Mr. Pollock holds a controlling interest.

 (5) Shares held jointly by Mr. Kenneth L. Pollock and Mr. Kenneth M. Pollock, and by Mr. Kenneth L. Pollock for Mr. Kenneth M. Pollock's children are reported in the total shares for each of them but are reported one time, on an unduplicated basis, in the total shares owned by all directors and officers as a group. A total of 276,138 shares are beneficially owned by Mr. Kenneth L. Pollock and Mr. Kenneth M. Pollock on an unduplicated basis.

 (6) Includes 86,900 shares held jointly with his father, Mr. Kenneth L. Pollock, 24,144 shares held jointly with his father and sister, and 6,243 shares held by his father as custodian for his children.

 (7) Includes 1,000 shares owned by Mr. Rose's wife, 850 shares held as custodian for his children, and 1,657 shares for which Mr. Rose has voting power.

 (8) Includes 300 shares owned by Mr. Ross's wife. Includes 1,300 shares owned by charitable foundations of which Mr. Ross is a trustee. Mr. Ross shares voting and investment power and disclaims beneficial ownership of the shares held by these foundations.

 (9) Includes 30,677 shares owned by Mr. Simms's wife and 38,200 shares for which Mr. Simms has voting power.

(10) Includes 15,791 shares for which Mr. Karam has sole voting and investment power, and 2,000 shares held in the name of Lakeside Drive Assoc., Inc., in which Mr. Karam's wife has an interest. These 2,000 shares are also reported for Mr. Keating who has an interest in Lakeside Drive Assoc., Inc. These shares are reported one time, on an unduplicated basis, in the total shares owned by all directors and officers as a group.

(11) The Company has an Employees' Savings Plan in which officers and employees participate. Included in the number of shares of Common Stock shown above are 9,918 shares which were allocated to the accounts under the Employees' Savings Plan of all officers as a group at March 31, 1996 (including 1,502 shares in those shown for Mr. Casaday, 1,591 for Mr. Kell, and 808 for Mr. Kenneth L. Pollock).

(12) Does not include 52,081 shares of the Company's Common Stock held by the Employees' Retirement Plan, as to which investment power is exercised by the Investment Committee under the Plan, consisting of Messrs. Freeman, Keating, John D. McCarthy, Ross, and Simms. The Committee members disclaim beneficial ownership of these shares.

CERTAIN STOCK TRANSACTIONS

     The Securities Exchange Act of 1934, as amended, requires that the Company's directors and officers file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. The Company believes that all directors and officers filed on a timely basis all such reports required of them with respect to stock ownership and changes in ownership during 1995.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     During 1995, Ken Pollock, Inc. and Pole Company hauled sludge residue from PG Energy's water treatment plants which had been stored for up to 25 years to land owned by Pole Company under a permit issued by the Pennsylvania Department of Environmental Protection. The removal of this residue was required by the Asset Purchase Agreement pursuant to which PG Energy sold its water operations and related assets. Ken Pollock, Inc. and Pole Company were paid $1.01 million for these services. PG Energy determined to use these two companies based on amounts generally charged for these services and the fact that Pole Company had a site available within a short distance from PG Energy's property. Early in 1996, PG Energy exchanged with Heavy Media, Inc. a parcel of property owned by PG Energy but not contiguous with its other property for a parcel owned by Heavy Media, Inc. that was contiguous to PG Energy's property. An independent appraiser appraised the parcel PG Energy exchanged at $75,000 and the parcel it received at $152,000. Kenneth L. Pollock and Kenneth M. Pollock are officers and/or hold controlling interests in Ken Pollock, Inc., Pole Company, and Heavy Media, Inc.

ADDITIONAL DIRECTOR INFORMATION

     During 1995, the Board met 17 times, and each incumbent director attended more than 75% of the total number of meetings of the Board and of the committees of the Board on which he served.

     The Company has an Executive Committee, currently consisting of Messrs. Kenneth L. Pollock (Chairman), Davis, Keating, John D. McCarthy, and Simms. During intervals between meetings of the Company's Board of Directors, the Executive Committee may exercise, subject to law and any specific directions given by the Board to the Executive Committee, all powers of the Board of Directors in the management of the business and affairs of the Company. The Executive Committee met two times during 1995.

     In addition to an Executive Committee, the Company has an Audit Committee, currently consisting of Messrs. Davis (Chairman), Freeman, Kenneth M. Pollock, John D. McCarthy, Jr., and Simms. This Committee met four times during 1995 and performs the following functions, among others: recommending the appointment and monitoring the independence and compensation of the independent auditors; approving professional services provided by the independent auditors; reviewing the scope of the annual audit with the independent auditors; reviewing the independent and internal auditors' reports to management; reviewing financial statements; and reviewing various internal accounting controls.

     The Company has an Investment Committee of the Employees' Retirement Plan currently consisting of Messrs. John D. McCarthy (Chairman), Freeman, Ross, Simms, and Keating. The duties of this Committee include appointing, removing, and monitoring the performance of investment managers, allocating Plan assets among them, reviewing the investment philosophy of the Plan, and managing all or portions of the assets of the Plan, subject to any limits or guidelines established by the Board. This Committee met four times during 1995.

     The Company has a Compensation Committee which provides direction and guidance and makes recommendations to the Board and management on compensation-related matters. The members of the Compensation Committee are also designated as the Stock Option Committee for the purpose of administering the 1992 Stock Option Plan. The Compensation and Stock Option Committees currently consist of Messrs. McCarthy (Chairman), Simms, Davis, and Rose. These committees met four times during 1995.

     The Company's Planning Committee, currently consisting of Messrs. Ross (Chairman), Simms, Kenneth M. Pollock, and Rose, provides direction and guidance and makes recommendations to the Board and management on corporate planning issues. The Planning Committee did not meet during 1995.

     The Company does not have a Nominating Committee. Nominations are considered by the full Board.

     During 1995, directors of the Company and PG Energy who were not full-time employees of the Company and PG Energy were paid a fee of $500 per month, and on days they attended a Company and/or PG Energy Board meeting(s) they were paid $500, plus expenses. Since the Company and PG Energy Boards consist of the same members, meetings are usually scheduled on the same day, with the PG Energy meeting immediately following the Company meeting. Additionally, each director received $250 for Board Committee meetings attended on the same day as meeting(s) of the full Board(s), and $500 for each Board Committee meeting attended on a day when the full Board(s) did not meet. Further, directors who were members of the Investment Committee of the Employees' Retirement Plan were paid $250 for each meeting attended on the same day as a meeting of the full Board(s) and $500 for each meeting attended on a day when the full Board(s) did not meet.

     During 1995, Mr. Ross and Mr. John D. McCarthy also served as directors of Pennsylvania Energy Resources, Inc. (PERI) and Theta Land Corporation, both wholly-owned subsidiaries of PEI. They were each paid $1,000 for attending two board meetings of PERI during 1995.

     The Company's 1995 Directors' Stock Compensation Plan (the "Directors' Plan") provides for the annual automatic award of 200 shares of Company Common Stock (subject to anti-dilution adjustment in the event of certain corporate changes) to each continuing director, who has completed at least one year of service and who is not a full-time employee of the Company or any of its affiliates, immediately following each annual meeting of shareholders. The Directors' Plan will terminate in 2005. Directors who are full-time employees of the Company are not eligible to participate in the Directors' Plan. Except for anti-dilution adjustments, without shareholder approval, the number of shares to be awarded to each director each year under the Directors' Plan may not be increased and the eligibility for awards may not be changed. All shares awarded under the Directors' Plan are non-transferrable for a period of 3 years following the award, except in the event of death, disability, or retirement on or after age 65, but in no event less than six months following the date of the award.

     Kenneth L. Pollock is the father of Kenneth M. Pollock. Mr. Simms is the father-in-law of Mr. Rose. Mr. John D. McCarthy is the father of Mr. John D. McCarthy, Jr. Mr. Keating is the father-in-law of Mr. Thomas F. Karam, executive vice president of the Company. There are no other family relationships among any of the directors or executive officers of the Company.

COMPENSATION COMMITTEE INTERLOCKS

     Messrs. John D. McCarthy, Ross, and Simms served as members of the Company's Compensation Committee during 1995. Beginning January 1, 1996, the Compensation Committee consisted of Messrs. John D. McCarthy, Davis, Rose, and Simms. None of these persons was or is an officer or employee of the Company or any of its subsidiaries. None of the Company's executive officers served on the compensation committee or board of an entity of which (i) a member of the Company's Compensation Committee or other director of the Company was an executive officer or (ii) an executive officer of the entity was one of the Company's directors.

                             EXECUTIVE COMPENSATION
                         COMPENSATION COMMITTEE REPORT

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors, which is composed of four non-employee directors. The following is a report of the Compensation Committee to the Company's shareholders:

COMPENSATION POLICIES

     In determining compensation, including the award of both annual and long-term compensation, the Committee follows a policy of considering, among other factors, the operating and financial performance of the Company and the individual contribution of each officer.

     Salary is the principal component of the annual portion of the compensation of senior executives. Stock options, which were authorized for the first time in 1992 and granted in 1993, comprise both the long-term component and a portion of the annual component of compensation. The value of stock options is directly dependent on the performance of the Company's stock.

1995 COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Casaday's annual salary was increased by 6.0% to $212,880 effective June 4, 1995, from $200,830, his base salary since his last salary adjustment in June 1994. In determining his salary adjustment for 1995, the Committee took into account a number of factors related to the goals and objectives for Mr. Casaday as set forth in his employment agreement for the period. These relate to management development, financial objectives, long-term planning, Board relations and communications, marketing plans, external relations, and leadership. Effective September 1, 1995, upon recommendation of the Committee, the Company extended the term of Mr. Casaday's employment agreement for one year until September 1, 1996.

     The Committee operates on the principle that the compensation of the Company's executive officers should be competitive with compensation of senior executives at comparable companies. In this regard, the Committee reviewed and considered the compensation of executives in comparable positions at other utility companies, and non-utility companies located in the same region as the Company, with which the Company competes for executive talent. Consequently, these are not exactly the same companies that are included in the indices used in the Performance Graphs in this proxy statement. The Committee targets executive compensation to be in the general range, but not the high end, of compensation for comparable positions at these companies.

     The Committee (which also serves as the Stock Option Committee) considers previously established annual operating and financial performance goals to help it determine if and the extent to which stock options will be granted. The Committee did not award any stock options during 1995.

OTHER OFFICERS

     The compensation of Mr. Kell was determined in accordance with policies discussed earlier in this report. Mr. Karam commenced employment with the Company effective October 1, 1995.

     All members of the Committee concur and join in this report to the Company's shareholders.

JOHN D. MCCARTHY, CHAIRMAN   RONALD W. SIMMS  WILLIAM D. DAVIS  RICHARD A. ROSE,
JR.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                            ANNUAL COMPENSATION              -------------
                                   --------------------------------------     SECURITIES
                                                             OTHER ANNUAL     UNDERLYING       ALL OTHER
       NAME AND                     SALARY         BONUS     COMPENSATION       OPTIONS       COMPENSATION
  PRINCIPAL POSITION      YEAR        ($)           ($)         ($)(1)       (# OF SHARES)       ($)(2)
- - -----------------------   -----    ---------      -------    ------------    -------------    ------------
Dean T. Casaday,.......    1995    $ 202,243        -0-         -0-                 -0-         $  3,987
  President and Chief      1994      192,842        -0-         -0-                 -0-            3,377
  Executive Officer        1993      186,099        -0-         -0-               9,000            3,305
Thomas F. Karam,           1995    $ 150,000(3)     -0-         -0-                 -0-               77
  Executive Vice
  President
John F. Kell, Jr.,         1995    $ 123,745        -0-         -0-                 -0-            1,876
  Vice President,          1994      121,527        -0-         -0-                 -0-            1,518
  Financial Services       1993      115,820        -0-         -0-               3,500            1,489

- - ---------------
(1) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation does not exceed established reporting thresholds.

(2) The amounts shown under All Other Compensation are for group term life insurance provided for officers and matching contributions made by the Company for the named executives to their Employees' Savings Plan (401(k)) account in the amount of $1,165 and $751 for 1995, $709 and $456 for 1994, and $735 and $463 for 1993 for Messrs. Casaday and Kell, respectively.

(3) Mr. Karam commenced employment with the Company effective October 1, 1995. The above salary amount represents his compensation on an annualized basis. The amount for All Other Compensation is the actual amount for the portion of 1995 that he was employed by the Company.

             AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END STOCK OPTION VALUES

                                                            NUMBER OF
                         SHARES                       SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                       ACQUIRED ON      VALUE          UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                        EXERCISE       REALIZED      AT FISCAL YEAR-END (#)        AT FISCAL YEAR-END ($)
        NAME               (#)           ($)        EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
- - ---------------------  -----------     --------     -------------------------     -------------------------
Dean T. Casaday......    -0-            -0-                9,000 / -0-                  $70,875 / -0-
John F. Kell, Jr.....    -0-            -0-                3,500 / -0-                  $27,563 / -0-

EMPLOYEES' SAVINGS PLAN

     Effective January 1, 1992, the Company established an Employees' Savings Plan to encourage retirement savings by its employees. Full-time employees age 21 or older who have completed one year of service are eligible to participate in the Employees' Savings Plan. Participating employees may elect to contribute up to 15% of their qualifying annual compensation (but no more than a statutory dollar limit -- $9,240 for 1995) on a pre-tax basis, pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. These employee 401(k) contributions are invested as directed by each participant in one or more designated funds available under the Employees' Savings Plan, including a fund that invests in the Company's Common Stock. The Company also contributes up to 15% of the first 4% contributed by the employees, which contribution is automatically invested in the Company's Common Stock. Participants are 100% vested in their 401(k) contributions and become 100% vested in any matching contribution over a five-year period commencing with the employee's date of hire.

EMPLOYEES' RETIREMENT PLAN

     The following table illustrates the estimated annual retirement benefits payable at age 65 under the Company's Employees' Retirement Plan as a straight life annuity to an employee retiring with the specified combination of final average earnings and years of service with the Company with the modifications discussed below, applicable to Mr. Casaday, for average annual earnings greater than $150,000. The benefits shown are not subject to deduction for social security.

                                                        YEARS OF CREDITED SERVICE
               5-YEAR               ------------------------------------------------------------------
       AVERAGE EARNINGS                15            20            25            30             35
- - -------------------------------     --------      --------      --------      ---------      ---------
$100,000.......................     $ 20,555      $ 27,407      $ 34,259      $  41,111      $  41,111
$125,000.......................     $ 26,180      $ 34,907      $ 43,634      $  52,361      $  52,361
$150,000.......................     $ 31,805      $ 42,407      $ 53,009      $  63,611      $  63,611
$175,000.......................     $ 37,430*     $ 49,907*     $ 62,384*     $  74,861*     $  74,861*
$200,000.......................     $ 43,055*     $ 57,407*     $ 71,759*     $  86,111*     $  86,111*
$250,000.......................     $ 54,305*     $ 72,407*     $ 90,509*     $ 108,611*     $ 108,611*

- - ---------------

* The Internal Revenue Code limits the amount of compensation which may be taken into account under a tax-qualified retirement plan. The benefits shown above, for average earnings above $150,000, include benefits payable pursuant to Mr. Casaday's supplemental retirement agreement which guarantees to Mr. Casaday the difference between the benefits he would be entitled to under the Company's Employees' Retirement Plan, if such benefits were calculated without regard to restrictions imposed under the Internal Revenue Code, and the amount of pension benefit actually payable under the Company's Employees' Retirement Plan.

     Additionally, pursuant to the terms of Mr. Casaday's supplemental retirement agreement, the Company has agreed to pay the difference, if any, between his pension benefits payable under the Retirement Plan, based on the total of his approximately 15 years of prior service and his current service with the Company, and a pension benefit based on 20 years of credited service. As of December 31, 1995, Mr. Casaday had completed 19 years of credited service and Mr. Kell, 17 years.

     Covered compensation under the Retirement Plan is the same as the amount reported in the Salary column of the Summary Compensation Table.

CHANGE IN CONTROL AND OTHER AGREEMENTS

     The Company has agreements with certain of its officers, including Messrs. Casaday, Karam, and Kell, which entitle the officers to receive a severance payment equal to two times their annual salary if, following a change in control (as defined in such agreements) of the Company, their employment is terminated or their compensation, position or benefits are reduced.

     Mr. Casaday has an employment agreement with the Company providing for a one year employment term, ending September 1, 1996, and certain supplemental retirement benefits. The retirement benefits are set forth in a supplemental retirement agreement, the major provisions of which are described in the previous section.

                               PERFORMANCE GRAPHS
                          FIVE-YEAR CUMULATIVE RETURN

     The graph on the following page compares the cumulative total return on the Company's stock during the past five years with the average cumulative total return during the same period of the S & P 500 Stock Index, a gas/water utility performance index developed from the Edward D. Jones Indices for Natural Gas Distribution Companies and the Water Utility Industry, excluding the Company, and a self-constructed index of a group of comparable mid-sized natural gas distribution companies, excluding the Company. The gas/water utility index is an average of the two Edward D. Jones Indices where the two indices are weighted by the Company's average identifiable assets for its gas business and its water business during the period covered by the graph. Since the Company sold its water utility operations on February 16, 1996, and is now primarily a gas distribution utility, a gas index is now included in the graph. Next year the gas/water utility index will not be shown. The companies included in the self-constructed natural gas distribution index are: Atmos Energy Corporation, Cascade Natural Gas Corporation, Colonial Gas Company, Connecticut Energy Corp., Connecticut Natural Gas Co., North Carolina Natural Gas Corp., Providence Energy Corp., Public Service Company of North Carolina, Southeastern Michigan Gas Enterprises, United Cities Gas Co.,and Yankee Energy Systems Inc. These companies, selected from the Edward D. Jones Index for Natural Gas Distribution Companies, have revenues, net plant, and market capitalization in the same general range as that of the Company.

     The graph reflects the investment of $100 on December 31, 1990, in the Company's Common Stock, the S & P 500 Stock Index, and the utility indices. Dividends are assumed to be reinvested as paid in the Company's Common Stock and in the S & P 500 Stock Index and quarterly in the stocks of the utility indices.

                                FIVE-YEAR CHART

                                 PENNSYLVANIA                      GAS/WATER
      MEASUREMENT PERIOD         ENTERPRISES,      S & P 500     UTILITY INDE     GAS UTILITY
    (FISCAL YEAR COVERED)            INC.         STOCK INDEX          X             INDEX
1990                                    100.00          100.00          100.00          100.00
1991                                     74.28          130.34          137.16          128.90
1992                                    112.10          140.26          160.67          164.39
1993                                    116.03          154.33          185.51          193.32
1994                                    111.99          156.43          170.45          174.24
1995                                    165.84          214.99          210.78          210.18

                          FOUR-YEAR CUMULATIVE RETURN

     The market price of the Company's Common Stock was affected from 1989 into the fourth quarter of 1991 by events relating to the possible sale of the Company, including several bids made for the Company, certain of which were accepted, but none of which were consummated. The graph below compares the cumulative total return on the Company's stock for 1992 through 1995 with that of the S & P 500 Stock Index, the gas/water utility performance index, and the self-constructed index of comparable mid-sized natural gas distribution companies for the same period. The graph reflects the investment of $100 on December 31, 1991, in the Company's Common Stock, the S & P 500 Stock Index, and the utility indices. Dividends are assumed to be reinvested as paid in the Company's Common Stock and in the stocks in the S & P 500 Stock Index and quarterly in the stocks of the utility indices.

                                FOUR-YEAR CHART

                                 PENNSYLVANIA                      GAS/WATER
      MEASUREMENT PERIOD         ENTERPRISES,      S & P 500     UTILITY INDE     GAS UTLITY
    (FISCAL YEAR COVERED)            INC.         STOCK INDEX          X             INDEX
1991                                    100.00          100.00          100.00          100.00
1992                                    152.92          107.61          117.39          127.53
1993                                    156.20          118.40          135.60          149.98
1994                                    150.77          120.01          124.53          135.17
1995                                    223.27          164.95          153.90          163.06

                            SOLICITATION OF PROXIES

     The Company will bear the costs of this solicitation of proxies. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send material to their principals, and the Company may reimburse them for their expenses in so doing. To the extent necessary in order to ensure a sufficient shareholder presence to constitute a quorum, officers and other employees of the Company and its principal subsidiary, PG Energy Inc. or designated agents may, without additional renumeration, in person or by telephone or telegram, request the return of proxies. In addition, the Company has retained D. F. King & Co., Inc. for assistance in the solicitation of proxies. For its services, D.
F. King will receive a fee estimated at $5,500 plus reimbursement for reasonable and customary out-of-pocket expenses.

                                 VOTE REQUIRED

     Candidates for director receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected. Broker non-votes, abstentions, and withhold authority votes, will be counted in determining the presence of a quorum but will have no effect on the election of directors.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee recommended to the Board of Directors that Arthur Andersen LLP be appointed as independent public accountants to audit the books of the Company for the year ending December 31, 1996. The Board of Directors approved the Audit Committee's recommendation on March 6, 1996. Arthur Andersen LLP has examined the financial statements of PG Energy Inc. and its predecessor, Pennsylvania Gas and Water Company, since 1943 and those of the Company since its inception in 1974. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, and will be available to respond to appropriate questions by shareholders.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Secretary of the Company at the Company's executive offices, Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania 18711-0601, by November 28, 1996, for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other business to be transacted at the Annual Meeting, but if any other matters properly come before the meeting, the persons named as proxies will vote upon such matters in accordance with their best judgment.

                      By Order of the Board of Directors,

                                          Thomas J. Ward
                                          Vice President of Administrative
                                          Services and Secretary

Wilkes-Barre, Pennsylvania
May 24, 1996

     Upon written request the Company will provide without charge to each person whose vote is solicited for the Annual Meeting a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, as filed with the Securities and Exchange Commission. Requests for such Annual Report should be addressed to the Investor Relations Department, Pennsylvania Enterprises, Inc., Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania 18711-0601. Persons who were not shareholders of record on May 17, 1996, should include with the request a representation that the person making the request is a beneficial owner of Common Stock as of the date of the request.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

- - --------------------------------------    --------------------------------------

                                                        NOTICE OF
                                                      ANNUAL MEETING
                                                     OF SHAREHOLDERS
                 LOGO                                ON JUNE 26, 1996
                                                           AND
                                                     PROXY STATEMENT
- - --------------------------------------    --------------------------------------

                         PENNSYLVANIA ENTERPRISES, INC.

               Solicited by the Board of Directors of the Company

                              Shareholder's Proxy

        The undersigned hereby appoints John F. Kell, Jr., Joseph F. Perugino, and Thomas J. Ward, or any one or more of them, each with full power of substitution, the proxy or proxies of the undersigned to vote the shares of Common Stock of Pennsylvania Enterprises, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Pennsylvania Enterprises, Inc. to be held on June 26, 1996,at the Community Arts Center, 220 West Fourth Street, Williamsport, Pennsylvania, at 10:00 a.m., and at any and all adjournments or postponements thereof.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY








                         PENNSYLVANIA ENTERPRISES, INC.

                         Annual Meeting of Shareholders

                            Wednesday, June 26, 1996

                                  10:00 A. M.

                             Community Arts Center
                             220 West Fourth Street
                           Williamsport, Pennsylvania

The shares represented by this proxy, which revokes all prior proxies, will be voted as directed by the shareholder. If no direction is given, such shares will be voted "FOR" all nominees in Item 1.

                                            Please mark
                                       /x/  your vote
                                            like this

The Board of Directors Recommends a Vote "FOR all nominees" in Item 1.

Item 1 - Election of the following nominees as Directors: Dean T.
Casaday, William D. Davis, Paul R. Freeman, Robert J. Keating, John D.
McCarthy, John D. McCarthy, Jr., Kenneth L. Pollock, Kenneth M. Pollock, Richard
A. Rose, Jr., James A. Ross, and Ronald W. Simms.

         FOR all nominees listed
         above (except as marked               Withhold authority to
         to the contrary on the                vote for all nominees
         line, provided below)                 listed above

                  /  /                                /  /

To withhold authority to vote for any individual nominee(s), write the nominee(s)' name(s) below

________________________________________________


Item 2 - In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

If you plan to attend the Annual Meeting,
please check this box in order to receive
an admission ticket                        / /


Signature ___________________ Signature___________________ Date ________

Please mark, date and sign your name exactly as it appears above and return promptly in the enclosed envelop. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, or other officer of a corporation, please give your full title as such. If stock is owned by a partnership or corporation, please indicate your capacity in signing the proxy.

      DIRECTIONS TO THE COMMUNITY ARTS CENTER, WILLIAMSPORT, PENNSYLVANIA



FROM INTERSTATE 80 OR SOUTH: Get off I-80 at Exit 30 and take Route 15 North to Williamsport. After crossing the Susquehanna River Bridge into Williamsport, you will be on Market Street. Take Market Street to the second traffic light and turn left onto Fourth Street. Take Fourth Street to the third traffic light, Turn right onto Hepburn Street and proceed approximately 1 1/2 blocks to the Hepburn Plaza Parking lot on the left. Please park in spaces designated with yellow circles. Bring your parking ticket for validation and proceed to the Community Arts Center at 220 West Fourth Street.

FROM THE NORTH OR WEST: From Route 180 East, get off at the Hepburn Street Exit (also listed as 15 South or Lewisburg Exit). Continue straight through the second light at West Fourth Street and then go 1 1/2 blocks to the Hepburn Plaza Parking lot which is on the left. Please park in spaces designated with yellow circles. Bring your parking ticket for validation and proceed to the Community Arts Center at 220 West Fourth Street.

FROM WILKES-BARRE: Take Route 308 North to Route 416 to Route 118 Hughesville. At the traffic light in Hughesville, turn right and go a few blocks to Route 220 South. Turn left on Route 220 and drive approximately 4 miles to the Route 180 West entrance ramp on the right. Take Route 180 to the Route 15 South/Lewisburg/Basin Street Exit (approximately 10 miles). Turn right at the stop sign onto Basin Street. At the stop light, proceed straight on Basin Street to the stop sign. Turn left onto Fourth Street and go to the fifth traffic light. Turn right onto Hepburn Street and proceed approximately 1 1/2 blocks to the Hepburn Plaza Parking lot on the left. Please park in spaces designated with yellow circles. Bring your parking ticket for validation and proceed to the Community Arts Center at 220 West Fourth Street.

May 29, 1996



Dear 401(k) Plan Participant:

         As you know, shares of common stock of Pennsylvania Enterprises, Inc.
(PEI) are added to your individual Employees' Savings Plan (401(k)) account through your contributions, matching contributions by the Company, and/or the reinvestment of dividends on stock held in your account. The total investments in your 401(k) account will be an important part of your retirement package.

         Because you are the owner of the shares of common stock of PEI held in your 401(k) account, you are entitled to vote those shares by proxy at the Annual Meeting of Shareholders. Therefore, enclosed is a Notice of Annual Meeting, Proxy Statement, and your shareholder's proxy card for the shares of common stock held in your 401(k) account. The 1995 Annual Report to Shareholders was previously distributed unless you are a new plan participant, in which case it is enclosed. I WOULD APPRECIATE YOUR SIGNING, DATING, AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE BY MAILING IT IN THE ENCLOSED ENVELOPE, to Retirement & Investment Services, PNC Bank, P. O. Box 937, Scranton, PA 18540-9951, Attention: Employee Benefit Department.

         Thank you for your cooperation.

                                                /s/ Dean T. Casaday
                                          -------------------------------------
                                                    Dean T. Casaday
                                          President and Chief Executive Officer


jmm

Enclosures

                                                                   June 7, 1996


         On May 24, 1996, a Notice of Annual Meeting of Shareholders of Pennsylvania Enterprises, Inc. (PEI) to be held on June 26, 1996, was sent to every common shareholder of record on May 17, 1996.

         A large number of active employees are registered shareholders of PEI, and if you are one of them, we ask that if you have not already done so, that you give this matter your prompt attention by sending your proxy card in the postage-free envelope provided, addressed to Chemical Mellon Shareholder Services, New York.

         Also, if you received a proxy card for the Employees' Savings
Plan (401(k)) stock held in your name by the Trustee, we would also appreciate your sending that card to the Trustee, PNC Bank.

                                       THOMAS J. WARD
                                       Vice President, Administrative
                                       Services, and Secretary